                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a11(c) or Section 240.14a-12

                         SAFECO RESOURCE SERIES TRUST
                         ----------------------------
               (Name of Registrant as Specified in Its Charter)

                                      N/A
                                      ---
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No payment required
[ ]  $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and O-11.
     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:
2)   Form Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

[LOGO OF SAFECO]

                          SAFECO Resource Series Trust
                             10865 Willows Road NE
                               Redmond, WA 98052

                             ---------------------

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on March 7, 2000

                             ---------------------

To Our Shareholders:

A Special Meeting of Shareholders of SAFECO Resource Series Trust ("Trust") will be held on March 7, 2000, at 8:00 a.m. at SAFECO Plaza, 4333 Brooklyn Ave. NE, Seattle, Washington 98185, for the following purposes, as set forth in the Proxy Statement:

1. To elect a Board of seven (7) Trustees to serve until their respective successors are elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the Trust's current fiscal year.

3. To approve changes to the fundamental investment restrictions of designated series of the Trust (each, a "Portfolio," and collectively, the "Portfolios"), to be effective April 29, 2000.

4. To consider and act upon such other business as may properly come before the meeting.

The Board of Trustees established the close of business on January 14, 2000, as the record date for the determination of Portfolio shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof.

Your vote is very important. Please complete, sign and return the enclosed proxy card promptly.


                                        [SIGNATURE OF BOH A. DICKEY]

                                          Boh A. Dickey, Chairman

Redmond, Washington
January 27, 2000

                          SAFECO Resource Series Trust
                             10865 Willows Road NE
                               Redmond, WA 98052

                             ---------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 7, 2000

                             ---------------------

The Board of Trustees of SAFECO Resource Series Trust ("Trust") is soliciting your proxy to be voted at a Special Meeting of Shareholders of each series of the Trust (each, a "Portfolio" and collectively, the "Portfolios") to be held on March 7, 2000 at 8:00 a.m. at SAFECO Plaza, 4333 Brooklyn Ave. NE, Seattle, Washington 98185 or any adjournments of the meeting (the "Meeting").

Shares of the Portfolios are offered for investment exclusively to separate accounts ("Separate Accounts") that fund benefits under variable annuity contracts and variable life insurance contracts (collectively, "Variable Contracts") offered by certain life insurance companies ("Participating Insurance Companies"). In accordance with current interpretations of applicable law, the Participating Insurance Companies will solicit voting instructions from the owners of the Variable Contracts relating to each Portfolio ("Contract Owners") with respect to the matters set forth in this Proxy Statement. In connection with the solicitation of voting instructions, the Participating Insurance Companies will furnish a copy of this Proxy Statement to all Contract Owners.

Set forth below opposite each Portfolio's name is a list of the proposals applicable to that Portfolio.

     Portfolio Name                          Proposals Applicable to Portfolio
     --------------                          ---------------------------------
     Growth Portfolio                        1, 2, 3A-3M
     Equity Portfolio                        1, 2, 3A-3M
     Northwest Portfolio                     1, 2, 3A-3M
     Small Company Stock Portfolio           1, 2, 3A-3G
     Bond Portfolio                          1, 2, 3A-3M
     Money Market Portfolio                  1, 2, 3A-3M

General Voting Information

All properly executed proxy cards received in time for the Meeting will be voted according to the instructions marked thereon. The persons designated as proxies will also be authorized to vote at their discretion on any other matters that may come before the Meeting.

If a Participating Insurance Company signs and returns a proxy card with respect to the shares held in its Separate Accounts, it may still vote its shares in person at the Meeting. Participating Insurance Companies may also revoke their proxy before the Meeting: (1) by notifying SAFECO Mutual Funds in writing; or (2) by submitting a superseding proxy.

Each Participating Insurance Company whose Separate Account holds shares of the Portfolios has one vote for each share and a partial vote for each partial share held on January 14, 2000, the record date. Exhibit A shows the number of shares of each Portfolio of the Trust that were outstanding on January 14, 2000. This Proxy Statement and the accompanying card(s) will be mailed to Participating Insurance Company shareholders of record on or about January 27, 2000. The Participating Insurance Companies will furnish a copy of this Proxy Statement to each of their Contract Owners to solicit voting instructions.

Contract Owners are indirectly invested in one or more Portfolios through their Variable Contracts and have the right to instruct their Participating Insurance Companies how to vote shares of these Portfolios on all matters requiring a vote of shareholders. Contract Owners indirectly invested in a Portfolio at the close of business on January 14, 2000, the record date, will be entitled to notice of the Meeting and to instruct their Participating Insurance Companies how to vote the number of shares of the Portfolio attributable to their Variable Contracts at the Meeting.

Contract Owners may use the voting instruction form included with this Proxy Statement to instruct their Participating Insurance Companies how to vote those shares attributable to their Variable Contracts as of the record date. Participating Insurance Companies will vote the shares held in their respective Separate Accounts at the Meeting in accordance with their respective Contract Owners' instructions. If a Contract Owner merely signs and returns the form, and does not either give a specific voting instruction or withhold authority to vote, his or her Participating Insurance Company may vote those shares in favor of the applicable proposals and sub-proposals. If a Contract Owner does not return the form, his or her Participating Insurance Company will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners indirectly invested in the same Portfolio(s). All shares for which voting instruction forms are timely received will be voted as described above.

If you are a Contract Owner with assets invested in more than one Portfolio, you will receive a separate form of voting instructions for each Portfolio, and you should complete and return each form of voting instructions you receive.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Trust, its investment manager or affiliates, by telephone, facsimile or other method.

The Board of Trustees urges you to vote, no matter how many shares you own, whether or not you intend to be present at the Meeting. For your convenience you can vote by completing and mailing the enclosed form(s) in the enclosed postage-paid envelope.

Votes Required to Approve Each Proposal or Sub-Proposal

Certain proposals within this Proxy Statement affect the entire Trust. All shareholders of the Trust may vote on these proposals. Other proposals or sub-proposals affect only certain Portfolios. Only shareholders of the affected Portfolios may vote on those proposals or sub-proposals. The number of votes needed to approve each proposal or sub-proposal may vary. Voting requirements are described in each proposal.

Abstentions will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present but not cast. Thus, they have the same effect as a vote "WITHHOLD" on each proposal. The Participating Insurance Companies may be reimbursed for their reasonable expenses in forwarding proxy solicitation materials to their Contract Owners.

Proposal One: To Elect the Board of Trustees

The Board of Trustees will be elected at the Meeting to hold office until their successors are elected and qualified.

The persons named in the accompanying form of proxy intend to vote the proxies for the election of the nominees below, if authority to vote is not withheld.

Required Vote: Election of each nominee requires a plurality of all the votes cast at the Meeting.

                                    NOMINEES

All nominees are currently Trustees of the Trust. Each nominee's principal occupation over the past five years is described below.

Boh A. Dickey*, 55, is Chairman of the Trust, and President, Chief Operating Officer, and a Director of SAFECO Corporation, Seattle, Washington, a holding company for insurance and financial services companies. Previously, he was Executive Vice President and Chief Financial Officer of SAFECO Corporation. He has been an executive officer of SAFECO Corporation subsidiaries since 1982. Mr. Dickey first became a Trustee of the Trust on May 4, 1989.

Barbara J. Dingfield, 54, is the former Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company, from 1994 to 1999. Previously, she was a Director and Executive Vice President of Wright Runstad & Co., Seattle, Washington, a real estate development company. She is also a Director of First SAFECO National Life Insurance Company of New York**, Board Chair of United Way of King County and is on the Board of Managers of Swarthmore College. Ms. Dingfield first became a Trustee of the Trust on May 3, 1990.

David F. Hill*, 51, is President of the Trust, SAFECO Securities, Inc. and SAFECO Services Corporation, Seattle, Washington. He is also Senior Vice President of SAFECO Asset Management Company, Seattle, Washington. Mr. Hill first became a Trustee of the Trust on August 8, 1996.

Richard W. Hubbard*, 70, is a retired Vice President and Treasurer of the Trust and other SAFECO Trusts. He is also a retired Senior Vice President and Treasurer of SAFECO Corporation and a former President of SAFECO Asset Management Company. Mr. Hubbard is a Director of First SAFECO National Life Insurance Company of New York** and a member of Diocese of Olympia Investment Committee. Mr. Hubbard first became a Trustee of the Trust on November 5, 1986.

Richard E. Lundgren, 62, is the Director of Marketing and Customer Relations, Building Materials Distribution, Weyerhaeuser Company, Tacoma, Washington, a forest products company. Mr. Lundgren is a Director of First SAFECO National Life Insurance Company of New York.** Mr. Lundgren first became a Trustee of the Trust on November 5, 1986.

Larry L. Pinnt, 65, is a retired Vice President and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington, a telephone company. Mr. Pinnt is Chairman of the University of Washington Medical Center Board, Seattle, Washington, a Director of Cascade Natural Gas Corporation, Seattle, Washington, a Director of First SAFECO National Life Insurance Company of New York**, and the Treasurer of Cancer Care Alliance, Seattle, Washington. Mr. Pinnt first became a Trustee of the Trust on November 5, 1986.

John W. Schneider, 58, is President and sole owner of Wallingford Group, Inc., Seattle, Washington, a company consulting on the acquisition/disposition and development of real estate. He is a former President of Emerald Development Group, Inc., Seattle, Washington. Mr. Schneider is also a Director of First SAFECO National Life Insurance Company of New York.** Mr. Schneider first became a Trustee of the Trust on November 5, 1986.

*Each of these individuals is an "interested person" of the Trust as defined by the Investment Company Act of 1940 ("1940 Act") because of his affiliations with SAFECO Corporation and its subsidiaries.

** First SAFECO National Life Insurance Company of New York is a corporation that issues variable insurance contracts and fixed annuities.

If for any reason any of the nominees shall become unavailable for election, the persons named in the enclosed proxy shall vote for such nominees as are selected by the Trust's management.

Proposal Two: To Ratify the Selection of Auditors

Ernst & Young LLP, an international accounting firm, has been selected by the Board to be the Trust's independent auditors for the Trust's fiscal year ending December 31, 2000. The Board has directed the submission of this selection to the shareholders for ratification.

Representatives of Ernst & Young LLP will be present at the Meeting and will be available should any matter arise requiring their attention.

Required Vote: The ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

The Trustees unanimously recommend that you vote FOR Proposal 2.

Proposal Three: To Approve Changes to the Fundamental Investment Restrictions for Designated Portfolios.

(This Proposal involves separate votes on Sub-Proposals 3A through 3M and applies to designated Portfolios. The changes will be effective April 29, 2000.)

Overview

The 1940 Act requires each Portfolio to adopt fundamental investment restrictions regarding certain investment practices, such as a Portfolio's ability to borrow or to make loans. Thus, although each Portfolio's investment objectives, investment policies and asset size may differ, fundamental investment restrictions can often be uniform because they are based on the legal and regulatory authority applying to all Portfolios. The Trustees, together with Portfolio management, are recommending that shareholders vote to:
(1) standardize certain fundamental investment restrictions for each Portfolio;
(2) reclassify from fundamental to non-fundamental certain restrictions that are not required to be fundamental; and (3) eliminate certain other fundamental restrictions.

Under the proposed fundamental investment restrictions the Portfolios will continue to comply with all current regulatory requirements. However, they will be able to more effectively manage assets and compete with investment companies that have up-to-date investment restrictions. Management believes the proposed restrictions will increase the portfolio managers' flexibility to respond to changes in market, industry or regulatory conditions. Standardized restrictions will also make it easier to monitor the Portfolios' compliance.

Background

Since the Trust was established in 1986, legal and regulatory requirements applicable to investment companies have changed. Certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, some of the Portfolios are subject to fundamental restrictions that are no longer required to be fundamental. Others are subject to fundamental restrictions that are no longer required at all. Finally, over the course of years, substantially similar fundamental restrictions have been phrased in different ways for different Portfolios, often to reflect regulatory changes.

The 1940 Act (which was adopted and written to protect investment company shareholders) mandates that certain investment restrictions limiting the investment activities of a Portfolio's investment adviser be "fundamental" which means that they can be changed only by a shareholder vote. The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                                                                   Non-Fundamental
                                Fundamental Restrictions            Restrictions
                              ----------------------------  ----------------------------
Who must approve changes in   Board of Trustees and         Board of Trustees
the restriction?              shareholders

How quickly can a change in   Fairly slowly, since a vote   Fairly quickly, because the
restriction be made?          of shareholders is required   Board of Trustees can take
                                                            action at any meeting

What is the relative cost to  Costly to change because a    Less costly to change
change a restriction?         shareholder vote requires     because a change can be
                              holding a Special Meeting of  approved at a regularly
                              shareholders                  scheduled quarterly meeting
                                                            of the Board of Trustees

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires a Portfolio to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes, without incurring additional proxy solicitation expenses. The proposed changes will not affect any Portfolio's investment objectives. Although the proposed changes in fundamental restrictions will allow the Portfolios greater flexibility to respond to future investment opportunities, the Board of Trustees does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in any Portfolio. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, materially change the manner in which any Portfolio is managed.

By reducing to a minimum those restrictions that can be changed only by a shareholder vote, each Portfolio will be able to avoid the costs and delays associated with a shareholder meeting if the Board of Trustees decides to make future changes to such Portfolio's investment policies.

Description of Proposed Changes

The following is the text and a summary description of the proposed changes to the Portfolios' fundamental investment restrictions. In addition, Exhibit B lists the current fundamental investment restrictions for each Portfolio and indicates which will be modified, which will be reclassified as non-fundamental, and which will be eliminated. Any non-fundamental restriction may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Note that for some Portfolios certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

Currently, if a Portfolio adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Portfolio's portfolio securities or the amount of its total assets is not considered a violation of the restriction. This policy will continue to apply for any of the proposed changes that are approved.

Sub-Proposal 3A:

To amend the fundamental investment restriction concerning the concentration of a Portfolio's investments in the securities of companies in the same industry

Portfolios to which this change applies: All Portfolios

Under the 1940 Act, a Portfolio's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The Securities and Exchange Commission ("SEC") staff considers an investment company to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and tax-exempt securities).

Each Portfolio currently has a fundamental investment restriction prohibiting it from concentrating its investments in a single industry. However, this investment restriction is described somewhat differently for various Portfolios.

  Proposed Concentration Restriction: The Portfolio will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Board also has approved a related non-fundamental policy for each applicable Portfolio, which will be adopted if the new fundamental restriction is approved and which provides that in applying the concentration restriction:
(1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

Sub-Proposal 3B:

To amend the fundamental investment restriction concerning borrowing money and issuing senior securities

Portfolios to which this change applies: All Portfolios

The 1940 Act requires a Portfolio to have a fundamental investment restriction limiting its ability to borrow money or issue senior securities. In general, the limitations are designed to protect shareholders and their investments by restricting a Portfolio's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Portfolio prior to the rights of shareholders.

The current investment restrictions concerning borrowing and senior securities vary among certain Portfolios. Shareholders of each Portfolio are being asked to approve a new standardized fundamental restriction for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The proposed restriction would permit a Portfolio to borrow or issue senior securities, only within the limits established under the 1940 Act or under any SEC rule, regulation or staff interpretation thereof.

Senior Securities--Generally. A "senior security" is an obligation of a Portfolio with respect to its earnings or assets that takes precedence over the claims of the Portfolio's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a Portfolio from issuing senior securities, in order to limit the use of leverage. In general, a Portfolio uses leverage when it enters into securities transactions without being required to make payment until a later time. SEC staff interpretations allow a Portfolio to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the Portfolio meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a Portfolio to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). A Portfolio that engages in such transactions must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively restricts a Portfolio's ability to engage in leverage for these types of transactions.

Borrowing--Generally. Under the 1940 Act, a Portfolio is permitted to borrow up to 5% of its total assets for temporary purposes. A Portfolio also may borrow from banks, provided that if borrowings exceed 5%, the Portfolio must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Portfolio's other assets. The effect of this provision is to allow a Portfolio to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Portfolios typically borrow money to meet unexpected redemption levels, thus avoiding a forced, unplanned sale of portfolio securities. This technique allows a Portfolio greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce a Portfolio's total return.

The Small Company Stock Portfolio has senior security restrictions that provide similar restrictions as the one proposed. The other Portfolios, however, have fundamental restrictions that prohibit such Portfolios from issuing senior securities, even if to do so would be consistent with SEC staff positions. The fundamental restrictions of these Portfolios preclude them from participating in many of the types of activities that an investment manager and a Portfolio's Board may deem appropriate. Since the proposed investment restriction would provide greater flexibility for some Portfolios to engage in senior security transactions, if the greater flexibility were exercised, such Portfolios could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to mitigate such risks.

The investment restrictions of the Small Company Stock Portfolio permit borrowing for temporary and emergency purposes in an amount up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The borrowing restrictions of the other Portfolios limit borrowing to 5% of each such Portfolio's assets. Furthermore, such Portfolios permit borrowing only "for temporary or emergency purposes and not for investment purposes." The proposed investment restriction would provide greater flexibility.

  Proposed Borrowing and Senior Securities Restriction: The Portfolio may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Sub-Proposal 3C:

To amend the fundamental restriction concerning underwriting

Portfolios to which this change applies: All Portfolios

Under the 1940 Act, a Portfolio's policy or restriction relating to underwriting is required to be fundamental. Each Portfolio currently is subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, an investment company may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Portfolio could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for the Portfolios specifically permits such re-sales.

The current investment restriction prohibiting underwriting activities is described differently in the Small Company Stock Portfolio's offering documents than it is described in the offering documents of the other Portfolios. The proposed restriction would standardize the language of the restriction among the various Portfolios.

  Proposed Underwriting Restriction: The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Sub-Proposal 3D:

To amend the fundamental restriction concerning investments in real estate

Portfolios to which this change applies: All Portfolios

Under the 1940 Act, a Portfolio's policy or restriction concerning investments in real estate must be fundamental. Each Portfolio currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. The current restriction, however, allows most of the Portfolios to invest in companies that deal in real estate, or to invest in securities that are secured by real estate.

The proposed fundamental investment restriction will not permit the Portfolios to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Portfolios to invest in companies within the real estate industry, provided such investments are consistent with the Portfolios' investment objectives and policies.

  Proposed Real Estate Restriction: The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Sub-Proposal 3E:

To amend the fundamental restriction concerning investments in commodities

Portfolios to which this change applies: All Portfolios

Under the 1940 Act, a Portfolio's policy concerning investments in commodities must be fundamental. Each Portfolio is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities or commodity contracts. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable a Portfolio to buy

(or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the Portfolio is obligated to pay (or, if the Portfolio sold the contract, the Portfolio receives) the amount of the decrease. Portfolios may desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The proposed restriction would standardize the language of the commodities restriction among the various Portfolios and provide appropriate flexibility for all Portfolios to invest in financial futures contracts and related options. As proposed, the restriction will permit investment in financial futures instruments for either investment or hedging purposes, which is less restrictive than many of the Portfolios' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the investment manager determined that such investments are advisable and such practices were affirmatively authorized by the Board and disclosed in the Portfolios' prospectuses or statements of additional information.

  Proposed Commodities Restriction: The Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

Sub-Proposal 3F:

To amend the fundamental restriction concerning lending by the Portfolios

Portfolios to which this change applies: All Portfolios

Under the 1940 Act, a Portfolio's policy concerning lending must be fundamental. Each Portfolio currently is subject to a fundamental investment restriction limiting its ability to make loans. In order to ensure that the Portfolios may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Portfolios' current fundamental restrictions specifically permit such investments. In addition, the Small Company Stock Portfolio's fundamental restrictions permit it to lend its portfolio securities to others, within certain limits. Securities lending is a practice that has become common in the investment company industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Portfolio in connection with such a transaction is then invested to provide the Portfolio with additional income it might not otherwise have.

Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Portfolios currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

  Proposed Lending Restriction: The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Sub-Proposal 3G:

To amend the fundamental restriction concerning diversification

Portfolios to which this change applies: All Portfolios

Under the 1940 Act, a Portfolio's policy relating to the diversification of its investments in securities of any one issuer must be fundamental. The 1940 Act prohibits a "diversified" investment company from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. This limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

Each Portfolio currently has a fundamental investment restriction concerning diversification. There are, however, a number of variations in the way that this investment restriction is described in the Portfolios' offering documents.

  Proposed Diversification Restriction: The Portfolio will not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The Money Market Portfolio is governed by Rule 2a-7 under the 1940 Act. This rule imposes stricter diversification requirements on money market funds. As a result of these requirements, the Money Market Portfolio is subject to a non-fundamental policy which limits the Portfolio to investing no more than 5% of its total assets in the securities of any issuer.

Sub-Proposal 3H:

To replace the fundamental restriction on margin transactions with a non-fundamental restriction on margin transactions, and for the Money Market Portfolio to eliminate the restriction

Portfolios to which this change applies: Growth Portfolio, Equity Portfolio, Northwest Portfolio, Bond Portfolio and Money Market Portfolio

The Portfolios are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the existing fundamental restriction on margin transactions of the above-referenced Portfolios (other than the Money Market Portfolio) be replaced with a non-fundamental restriction and that the existing fundamental restriction on margin transactions of the Money Market Portfolio be eliminated. The proposed non-fundamental restriction makes minor changes in wording from the existing fundamental restriction and expands the list of margin transactions excepted from the prohibition to include margin deposits in connection with financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Upon the approval of the elimination of the existing fundamental restriction on engaging in margin transactions, each of the above-referenced Portfolios (other than the Money Market Portfolio) would become subject to the following non-fundamental restriction:

  Proposed Non-Fundamental Margin Restriction: The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Sub-Proposal 3I:

To eliminate the fundamental restriction on purchasing securities of issuers in which officers and board members of the Trust and its affiliates own securities

Portfolios to which this change applies: Growth Portfolio, Equity Portfolio, Northwest Portfolio, Bond Portfolio and Money Market Portfolio

There is no legal requirement that the Portfolios have this fundamental restriction. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board and the investment adviser to the Portfolios do not believe this restriction provides any safeguards against conflicts of interest that are not already effectively covered under the Portfolios' Code of Ethics. Accordingly, the Board believes this restriction should be eliminated.

Upon the approval of Sub-Proposal 3I, the existing fundamental restriction on purchasing securities of issuers in which affiliates of the Trust own securities for each of the above-referenced Portfolios would be eliminated.

Sub-Proposal 3J:

To eliminate the fundamental restriction on investing in securities of companies that have been in operation for less than three years

Portfolios to which this change applies: Growth Portfolio, Equity Portfolio, Northwest Portfolio, Bond Portfolio and Money Market Portfolio

No Portfolio is required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. To maximize each Portfolio's investment flexibility, the Board believes that each Portfolio's restriction on investments in such companies should be eliminated. This limitation was imposed by state laws and NSMIA preempts that requirement.

Upon the approval of Sub-Proposal 3J, the existing fundamental restriction on investing in securities of companies that have been in operation for less than three years for each of the above-referenced Portfolios would be eliminated.

Sub-Proposal 3K:

To eliminate the fundamental restriction on selling securities short

Portfolios to which this change applies: Growth Portfolio, Equity Portfolio, Northwest Portfolio, Bond Portfolio and Money Market Portfolio

No Portfolio is required to have a fundamental restriction with respect to short sales of securities. To maximize the Portfolios' flexibility in this area, the Board believes that each Portfolio's restriction on short sales of securities should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, each Portfolio expects to continue not to engage in short sales of securities, except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Moreover, the Money Market Portfolio, as a money market fund, is subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act, that has the effect of precluding the Portfolio from selling securities short.

Upon the approval of Sub-Proposal 3K, the existing fundamental restriction on selling securities short for the above-referenced Portfolios would be eliminated.

Sub-Proposal 3L:

To eliminate the fundamental restriction on purchasing securities of an issuer if more than 10% of any class of securities of that issuer would be held by the Portfolio

Portfolios to which this change applies: Growth Portfolio, Equity Portfolio, Northwest Portfolio, Bond Portfolio, and Money Market Portfolio

The Portfolios are not required to have a fundamental restriction with respect to purchasing securities of an issuer if more than 10% of any class of securities of that issuer would be held by the Portfolio. This restriction was imposed by state laws and NSMIA preempts that requirement. Further, each Portfolio is a "diversified" Portfolio. As such, its ability to invest in the voting securities of an issuer is separately restricted. (See Sub-Proposal 3G).

Upon the approval of Sub-Proposal 3L, the existing fundamental restriction on purchasing securities of an issuer if more than 10% of any class of securities of that issuer would be held by the Portfolio would be eliminated.

Sub-Proposal 3M:

To eliminate the fundamental restriction on purchasing from or selling portfolio securities to any officer, director, the adviser of the Portfolio, the principal underwriter of the Portfolio or any affiliates or subsidiaries thereof

Portfolios to which this change applies: Growth Portfolio, Equity Portfolio, Northwest Portfolio, Bond Portfolio, and Money Market Portfolio

The Portfolios are not required to have a fundamental restriction on purchasing from, or selling portfolio securities to, any officer, director, the adviser of the Portfolio, the principal underwriter of the Portfolio or any affiliates or subsidiaries thereof. Because such activity already is regulated by the 1940 Act, the Portfolios do not need a fundamental restriction addressing this matter. Accordingly, it is proposed that the Portfolios' existing fundamental restriction be eliminated.

Upon the approval of Sub-Proposal 3M, the existing fundamental restriction on purchasing from, or selling portfolio securities to, any officer, director, the adviser of the Portfolio, the principal underwriter of the Portfolio or any affiliates or subsidiaries thereof for each of the above-referenced Portfolios would be eliminated.

Required Vote: Approval of each sub-proposal requires a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (1) more than 50% of the outstanding voting securities of the Portfolio; or (2) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less.

Approval of one sub-proposal is not contingent on the approval of any other sub-proposal.

The Trustees have voted to adopt each of the proposed standardized fundamental investment restrictions for the Portfolios, as well as to approve reclassifying certain existing fundamental investment restrictions as non-fundamental and eliminating certain other fundamental investment restrictions. The Trustees unanimously recommend that you vote FOR Sub-Proposals 3A through 3M as they apply to your Portfolio(s).

             INFORMATION REGARDING SAFECO ASSET MANAGEMENT COMPANY

SAFECO Asset Management Company ("SAM") serves as investment manager for each Portfolio. SAM is headquartered in Seattle, Washington and managed over $5 billion in assets as of December 31, 1999. SAM has been an investment adviser to mutual funds and other investment portfolios since 1973 and its predecessors have been investment advisers since 1932.

SAM, SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Portfolio and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Portfolio.

Management and Control of SAM

The names and principal occupations of the directors and executive officers of SAM are:

     Name                                              Position(s) Held with SAM
     ----                                              -------------------------
     Ronald L. Spaulding..............................   Chairman
                                                         Director

     Stephen C. Bauer.................................   President
                                                         Director

     David F. Hill....................................   Senior Vice President
                                                         Director

     Neal A. Fuller...................................   Vice President
                                                         Controller
                                                         Secretary
                                                         Treasurer

     David H. Longhurst...............................   Assistant Controller

     Stephen D. Collier...............................   Assistant Secretary

Several directors and officers own shares of SAFECO Corporation, SAM's parent company. The combined ownership of such directors and officers is less than one percent of SAFECO Corporation's common stock.

The address of Messrs. Spaulding and Bauer is Two Union Square, 601 Union Street, Seattle, WA 98101, which is also the address of SAM. The address of Messrs. Hill, Fuller, and Longhurst is 10865 Willows Road NE, Redmond, WA 98052. Mr. Collier's address is SAFECO Plaza, Seattle, Washington 98185.

Contracts with Affiliates of SAM

Distribution Arrangements. SAFECO Securities is the principal underwriter for each Portfolio and distributes shares of each Portfolio under a Distribution Agreement with the Trust that requires SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Shares of the Portfolios are offered continuously. SAFECO Securities is not compensated by the Trust for underwriting, distribution or other activities.

Transfer Agent. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Portfolios under an agreement with the Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Portfolio's shareholders, records of transactions involving each Portfolio's shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distributions. SAFECO Services is not compensated by the Trust for these services.

                    EXECUTIVE OFFICERS, TRUSTEE REMUNERATION
                    AND OWNERSHIP OF THE TRUST'S SECURITIES

Executive Officers

Executive officers of the Trust are elected by the Board of Trustees each August to serve a term of one year. The officers receive no compensation from the Trust for their services as such. The following persons are executive officers of the Trust:

     Name, Address and Age                       Position(s) Held with the Trust
     ---------------------                       -------------------------------
     David F. Hill..............................       President
     10865 Willows Road NE                             Trustee
     Redmond, WA 98052
     (51)

     Neal A. Fuller.............................       Vice President
     10865 Willows Road NE                             Controller
     Redmond, WA 98052                                 Assistant Secretary
     (37)

     Ronald L. Spaulding........................       Vice President
     Two Union Square                                  Treasurer
     601 Union Street
     Seattle, WA 98101
     (56)

     David H. Longhurst.........................       Assistant Controller
     10865 Willows Road NE
     Redmond, WA 98052
     (42)

     Stephen D. Collier.........................       Assistant Secretary
     SAFECO Plaza
     4333 Brooklyn Avenue N.E.
     Seattle, WA 98185
     (47)


Trustee Remuneration

Trustees who are not affiliated persons of the Adviser as defined by the 1940 Act receive an annual retainer (on a fund complex wide basis for 25 funds/portfolios) of $20,000 and fees of $2,500 for each Board Meeting attended and $500 for each Audit Committee meeting attended. In addition, for the fiscal year ended December 31, 1999, First SAFECO National Life Insurance Company of New York paid aggregate directors' fees of $4,900.

                    COMPENSATION TABLE FOR CURRENT TRUSTEES
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                              Pension or                            Total
                              Retirement                         Compensation
             Aggregate     Benefits Accrued   Estimated Annual from Registrant
            Compensation As Part of Portfolio  Benefits upon   and Fund Complex
 Trustee     from Trust        Expenses          Retirement    Paid to Trustees
 -------    ------------ -------------------- ---------------- ----------------
Boh A.
 Dickey         N/A              N/A                N/A              N/A

Barbara J.
 Dingfield     $8,337            N/A                N/A            $35,500

David F.
 Hill           N/A              N/A                N/A              N/A

Richard W.
 Hubbard       $7,750            N/A                N/A            $33,000

Richard E.
 Lundgren      $8,337            N/A                N/A            $35,500

Larry L.
 Pinnt         $8,337            N/A                N/A            $35,500

John W.
 Schneider     $8,337            N/A                N/A            $35,500

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trust. Similarly, the officers of the Trust receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust.

Ownership of the Trust's Securities

At December 31, 1999, none of the Trustees or officers of the Trust owned shares of any series portfolio of the Trust.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

Control Persons and Principal Shareholders of Certain Portfolios

At December 31, 1999 SAFECO Life Insurance Company ("SAFECO Life") controlled each of the Portfolios. At such date it owned of record the following percentages of the outstanding shares of the Portfolios listed:

            Equity Portfolio                88.63%
            Growth Portfolio                76.40%
            Northwest Portfolio             40.53%
            Bond Portfolio                 100.00%
            Money Market Portfolio          88.21%
            Small Company Stock Portfolio  100.00%

At December 31, 1999, SAM owned 9.47% of the Northwest Portfolio's outstanding shares. At December 31, 1999, SAFECO Corporation owned 11.79% of the Money Market Portfolio's outstanding shares.

SAFECO Life and SAM are Washington corporations and wholly owned subsidiaries of SAFECO Corporation. SAFECO Corporation is also a Washington corporation and has its principal place of business at SAFECO Plaza, Seattle, WA 98185. SAFECO Life has its principal place of business at 5069 154th Place NE, Redmond, WA 98052. SAM has its principal place of business at Two Union Square, 601 Union Street, 25th Floor, Seattle, WA 98101.

Principal shareholders of a Portfolio may control the outcome of a shareholder vote. However, on each proposal or sub-proposal, SAM, SAFECO Life or other companies under common control with these entities will vote shares of each Portfolio that it owns pro rata in accordance with the voting instructions given by Contract Owners who are indirectly invested in shares of the applicable Portfolio. SAFECO Life, like other Participating Insurance Companies that own shares of a Portfolio, will solicit voting instructions from its Contract Owners with respect to any matters that are presented to a vote of shareholders. To the extent Contract Owners do not provide voting instructions with respect to any such matter, SAFECO Life will vote shares in the same proportion as shares for which instructions have been provided.

Security Ownership of Certain Beneficial Owners and Management

The following information was provided to the Portfolios or was contained in filings with the SEC regarding the beneficial ownership of shares of each Portfolio as of December 31, 1999 by each person who is known by each Portfolio to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Portfolio.

At December 31, 1999, AUL Group Retirement Annuity Separate Account II, whose address of record is P.O. Box 1995, Indianapolis, IN 46206, owned of record 9.93% of the Growth Portfolio's outstanding shares, and IL Annuity, whose address of record is 2960 N. Meridian Street, Indianapolis, IN 46208, owned of record 5.31% of the Growth Portfolio's outstanding shares. AUL Group Retirement Annuity Separate Account II is controlled by American United Life, and IL Annuity is controlled by Indianapolis Life Annuity and Insurance Company.

                   MEETINGS OF THE BOARD AND AUDIT COMMITTEE

The Board of Trustees has a standing Audit Committee whose members are Larry L. Pinnt, Richard E. Lundgren, Barbara J. Dingfield and John W. Schneider. The Audit Committee recommends the selection of auditors and reviews the plan for and results of the audit of the Trust. The Board of Trustees met four times during the Trust's fiscal year ended December 31, 1999 and the Audit Committee met four times during such period. On October 13, 1999, the Board established a Nominating and Compensation Committee whose members are Larry L. Pinnt, Richard
E. Lundgren, Barbara J. Dingfield and John W. Schneider. The Nominating and Compensation Committee is responsible for the evaluation and recommendation of candidates for election to the Trust's Board of Trustees. The Committee will consider shareholder nominations for Trustee; please write to Ms. Dingfield, co-chair of the Committee, in care of the Trust. The Nominating and Compensation Committee did not meet during the Trust's fiscal year ended December 31, 1999. No Board member missed any regular or committee meetings during 1999.

                        FUTURE MEETINGS OF SHAREHOLDERS

The Trust is not required to hold Annual Meetings of Shareholders and does not plan to do so. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. The Trustees may call a Special Meeting of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written request to the Secretary of the Trust.

                                 ANNUAL REPORT

The annual report to shareholders for fiscal year 1999 will be mailed to shareholders on or about February 28, 2000. The Trust will also furnish, without charge, a copy of the most recent annual report and a copy of the most recent semi-annual report following such annual report of any Portfolio. Requests for such reports may be made by calling (800) 624-5711 or by writing SAFECO Securities, Inc., 10865 Willows Road NE, Redmond, WA 98052.

                                 OTHER MATTERS

The Board is not aware that any other matters are to be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. PLEASE VOTE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                                                       Exhibit A

                  NUMBER OF SHARES OF EACH PORTFOLIO THAT WERE
                        OUTSTANDING ON JANUARY 14, 2000

Portfolio                                     Outstanding Shares   Net Assets
---------                                     ------------------ --------------
Growth Portfolio.............................     15,297,069     $  339,441,971
Equity Portfolio.............................     20,919,005        654,555,681
Northwest Portfolio..........................      2,316,239         53,644,090
Small Company Stock Portfolio................      1,244,759         13,879,063
Bond Portfolio...............................      2,716,947         27,957,385
Money Market Portfolio.......................     27,313,683         27,313,683
                                                  ----------     --------------
  Total......................................     69,807,702     $1,116,791,873
                                                  ==========     ==============

                                                                       Exhibit B

                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of each Portfolio except the Small Company Stock Portfolio and indicates how each policy will be affected by Proposal 3.

             Fundamental Policy                            Proposed Action
 ------------------------------------------- -------------------------------------------
 Concentration                               Sub-Proposal 3A: Adopt the modified
                                             fundamental policy below.

 Growth, Equity, Northwest and Money Market  Growth, Equity, Northwest and Bond
 Portfolios: The Portfolio will not          Portfolios: The Portfolio will not make
 concentrate its investments in particular   investments that will result in the
 industries and in no event will the         concentration (as that term may be defined
 Portfolio invest twenty-five (25%) or more  in the 1940 Act, any rule or order
 of its assets in any one industry.          thereunder, or SEC staff interpretation
 Securities of foreign banks and foreign     thereof) of its investments in the
 branches of U.S. banks are considered to be securities of issuers primarily engaged in
 one industry. This limitation does not      the same industry, provided that this
 apply to obligations issued or guaranteed   restriction does not limit the Portfolio
 by the U.S. Government, its agencies or     from investing in obligations issued or
 instrumentalities or to certificates of     guaranteed by the U.S. government, its
 deposit or bankers' acceptances issued by   agencies or instrumentalities.
 domestic banks.

 Bond Portfolio: The Portfolio will not      Money Market Portfolio: The Portfolio will
 invest more than twenty-five percent (25%)  not make investments that will result in
 of its assets in securities of issuers in   the concentration (as that term may be
 the same industry. This restriction does    defined in the 1940 Act, any rule or order
 not apply to mortgage-related securities or thereunder, or SEC staff interpretation to obligations issued or guaranteed by the  thereof) of its investments in the
 U.S. Government, its agencies or            securities of issuers primarily engaged in
 instrumentalities                           the same industry, provided that this
                                             restriction does not limit the Portfolio
                                             from investing in obligations issued or
                                             guaranteed by the U.S. government, its
                                             agencies or instrumentalities, or certain
                                             bank instruments issued by domestic banks.

 Borrowing                                   Sub-Proposal 3B: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not borrow money, except The Portfolio may not borrow money or issue
 from banks or affiliates of SAFECO          senior securities, except as the 1940 Act,
 Corporation at an interest rate not greater any rule or order thereunder, or SEC staff
 than that available to the Portfolio from   interpretation thereof, may permit.
 commercial banks, and then only for
 temporary or emergency purposes and not for
 investment purposes, and in an amount not
 exceeding five percent (5%) of the
 Portfolio's assets at the time of
 borrowing.

 Issuance of Senior Securities

 The Portfolio will not issue or sell any senior security.

            Fundamental Policy                             Proposed Action
-------------------------------------------  -------------------------------------------
Underwriting                                 Sub-Proposal 3C: Adopt the modified
                                             fundamental policy below.

The Portfolio will not underwrite            The Portfolio may not underwrite the
securities issued by others, except to the   securities of other issuers, except that
extent that the Trust may be deemed to be    the Portfolio may engage in transactions
an underwriter under the federal securities  involving the acquisition, disposition or
laws in connection with the disposition of   resale of its portfolio securities, under
portfolio securities.                        circumstances where it may be considered to
                                             be an underwriter under the Securities Act
                                             of 1933.

Real Estate & Commodities                    Sub-Proposals 3D and 3E: Adopt the modified
                                             fundamental policies below.

The Portfolio will not invest in             The Portfolio may not purchase or sell real
commodities or commodity futures contracts   estate unless acquired as a result of
or in real estate, except the Trust may      ownership of securities or other
invest in securities which are secured by    instruments and provided that this
real estate and securities which are of      restriction does not prevent the Portfolio
issuers which invest in or deal in real      from investing in issuers which invest,
estate.                                      deal, or otherwise engage in transactions
                                             in real estate or interests therein, or
                                             investing in securities that are secured by
                                             real estate or interests therein, or
                                             exercising rights under agreements relating
                                             to such securities, including the right to
                                             enforce security interests and to hold real
                                             estate acquired by reason of such
                                             enforcement until that real estate can be
                                             liquidated in an orderly manner.

                                             The Portfolio may not purchase or sell
                                             physical commodities, unless acquired as a
                                             result of ownership of securities or other
                                             instruments and provided that this
                                             restriction does not prevent the Portfolio
                                             from engaging in transactions involving
                                             futures contracts and options, forward
                                             currency contracts, swap transactions and
                                             other financial contracts or investing in
                                             securities that are secured by physical
                                             commodities.

Lending                                      Sub-Proposal 3F: Adopt the modified
                                             fundamental policy below.

The Portfolio will not make loans to         The Portfolio may not make loans, provided
others, except through the purchase of       that this restriction does not prevent the
publicly-distributed debt obligations or     Portfolio from purchasing debt obligations,
repurchase agreements.                       entering into repurchase agreements,
                                             loaning its assets to broker/dealers or
                                             institutional investors and investing in
                                             loans, including assignments and
                                             participation interests.

             Fundamental Policy                            Proposed Action
 ------------------------------------------- -------------------------------------------
 Portfolio Diversification                   Sub-Proposal 3G: Adopt the modified
                                             fundamental policy below.
 -------------------------------------------

 Growth, Equity and Northwest Portfolios:    The Portfolio will not purchase securities
 The Portfolio will not invest more than     of any one issuer if, as a result, more
 five percent (5%) of the Portfolio's total  than 5% of the Portfolio's total assets assets in the securities of any one issuer  would be invested in securities of that
 (other than securities issued by the U.S.   issuer or the Portfolio would own or hold
 Government, its agencies and                more than 10% of the outstanding voting
 instrumentalities), except up to twenty-    securities of that issuer, except that up
 five percent (25%) of the value of the      to 25% of the Portfolio's total assets may
 Portfolio's assets (not including           be invested without regard to these
 securities issued by another investment     limitations, and except that these
 company) may be invested without regard to  limitations do not apply to securities
 this limit.                                 issued or guaranteed by the U.S.
                                             government, its agencies or
 Money Market and Bond Portfolios: The       instrumentalities or to securities issued
 Portfolio will not invest more than five    by other open-end investment companies.
 percent (5%) of the Portfolio's total
 assets in the securities of any one issuer
 (other than securities issued by the U.S.
 Government, its agencies and
 instrumentalities), except (i) up to
 twenty-five percent (25%) of the value the
 Portfolio's assets (not including
 securities issued by another investment
 company) may be invested without regard to
 this limit and (ii) up to one hundred
 percent (100%) of total assets may be
 invested in obligations of or guaranteed by
 the U.S. Government, its agencies or
 instrumentalities.

 Margin and Short Sales                      Sub-Proposal 3H: Growth, Equity, Northwest
                                             and Bond Portfolios: Replace with the
                                             modified non-fundamental policy below.

 The Portfolio will not make short sales     The Portfolio will not purchase securities
 (sales of securities not presently owned)   on margin, provided that the Portfolio may
 or purchase securities on margin, except    obtain short-term credits as may be
 where the Trust has at the time of the sale necessary for the clearance of purchases
 by virtue of its ownership in other         and sales of securities, and further
 securities the right to obtain securities   provided that the Portfolio may make margin
 equivalent in kind and amount to the        deposits in connection with its use of
 securities sold and except for such short-  financial options and futures, forward and
 term credits as are necessary for the       spot currency contracts, swap transactions
 clearance of transactions, respectively.    and other financial contracts or derivative
                                             instruments.

                                             Money Market Portfolio: Eliminate policy on
                                             margin transactions.

                                             Sub-Proposal 3K: Eliminate policy on short
                                             sales.

 Officer/Trustee Ownership of Portfolio
 Securities                                  Sub-Proposal 3I: Eliminate policy.

 The Portfolio will not purchase or retain the securities of any issuer any of whose officers, directors or security holders is an officer or trustee of the Trust if, or so long as, any such officer or trustee owns beneficially more than one-half (1/2) of one percent (1%) of such securities and the officers or trustees of the Trust, together own beneficially more than five percent (5%) of such securities.

             Fundamental Policy                            Proposed Action
 ------------------------------------------- -------------------------------------------
 Newly Established Issuers                   Sub-Proposal 3J: Eliminate policy.

 The Portfolio will not invest more than
 five percent (5%) of the total assets of the Portfolio in securities of issuers which with their predecessors have a record of less than three years continuous operation.

 Classes of an Issuer                        Sub-Proposal 3L: Eliminate policy.

 The Portfolio will not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies and instrumentalities) if such purchase would cause more than ten percent
 (10%) of any class of securities of such issuer to be held by the Portfolio.

 Purchases or Sales from Affiliates          Sub-Proposal 3M: Eliminate policy.

 The Portfolio will not purchase from or
 sell portfolio securities to any officer or director, the Trust's investment advisor, principal underwriter or any affiliates or subsidiaries thereof.

The following chart lists the current fundamental investment policies of the Small Company Stock Portfolio ("Small Company Portfolio") and indicates how each policy will be affected by Proposal 3.

             Fundamental Policy                            Proposed Action
 ------------------------------------------- -------------------------------------------
 Concentration                               Sub-Proposal 3A: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not purchase the         The Portfolio will not make investments
 securities of any issuer (except the U.S.   that will result in the concentration (as
 Government, its agencies or                 that term may be defined in the 1940 Act,
 instrumentalities) if, as a result, more    any rule or order thereunder, or SEC staff
 than 25% of the Small Company Portfolio's   interpretation thereof) of its investments
 total assets would be invested in           in the securities of issuers primarily
 securities of companies whose principal     engaged in the same industry, provided that
 business activities are in the same         this restriction does not limit the
 industry.                                   Portfolio from investing in obligations
                                             issued or guaranteed by the U.S.
                                             government, its agencies or
                                             instrumentalities.

 Borrowing                                   Sub-Proposal 3B: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not borrow money, except The Portfolio may not borrow money or issue
 the Small Company Portfolio may borrow      senior securities, except as the 1940 Act,
 money for temporary and emergency purposes  any rule or order thereunder, or SEC staff
 (not for leveraging or investment purposes) interpretation thereof, may permit.
 in an amount not exceeding 33 1/3% of its
 total assets (including the amount
 borrowed) less liabilities (other than
 borrowings). Any borrowings by the Small
 Company Portfolio that come to exceed this
 amount shall be reduced within three
 business days to the extent necessary to
 comply with the 33 1/3% limit. "Business
 Day" means any day the New York Stock
 Exchange is open for trading.

 Issuance of Senior Securities

 The Portfolio will not issue senior
 securities, except as permitted under the 1940 Act, the rules or regulations promulgated thereunder or pursuant to a no-action letter or an exemptive order issued by the Securities and Exchange Commission.

 Underwriting                                Sub-Proposal 3C: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not act as underwriter   The Portfolio may not underwrite the
 of securities issued by any other person,   securities of other issuers, except that
 firm or corporation; except to the extent   the Portfolio may engage in transactions
 that, in connection with the disposition of involving the acquisition, disposition or
 portfolio securities, the Small Company     resale of its portfolio securities, under
 Portfolio may be deemed an underwriter      circumstances where it may be considered to
 under federal securities laws.              be an underwriter under the Securities Act
                                             of 1933.

             Fundamental Policy                            Proposed Action
 ------------------------------------------- -------------------------------------------
 Real Estate                                 Sub-Proposal 3D: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not purchase or sell     The Portfolio may not purchase or sell real
 real estate, except real estate investment  estate unless acquired as a result of
 trusts.                                     ownership of securities or other
                                             instruments and provided that this
                                             restriction does not prevent the Portfolio
                                             from investing in issuers which invest,
                                             deal, or otherwise engage in transactions
                                             in real estate or interests therein, or
                                             investing in securities that are secured by
                                             real estate or interests therein, or
                                             exercising rights under agreements relating
                                             to such securities, including the right to
                                             enforce security interests and to hold real
                                             estate acquired by reason of such
                                             enforcement until that real estate can be
                                             liquidated in an orderly manner.

 Commodities                                 Sub-Proposal 3E: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not purchase or sell     The Portfolio may not purchase or sell
 physical commodities unless acquired as a   physical commodities, unless acquired as a
 result of ownership of securities or other  result of ownership of securities or other
 instruments; however, the Small Company     instruments and provided that this
 Portfolio may purchase or sell options or   restriction does not prevent the Portfolio
 futures contracts and invest in securities  from engaging in transactions involving
 or other instruments backed by physical     futures contracts and options, forward
 commodities.                                currency contracts, swap transactions and
                                             other financial contracts or investing in
                                             securities that are secured by physical
                                             commodities.

 Lending                                     Sub-Proposal 3F: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not lend any security or The Portfolio may not make loans, provided make any loan if, as a result, more than 33 that this restriction does not prevent the
 1/3% of its total assets would be lent to   Portfolio from purchasing debt obligations,
 other parties; however, this limit does not entering into repurchase agreements, apply to purchases of debt securities or to loaning its assets to broker/dealers or
 repurchase agreements.                      institutional investors and investing in
                                             loans, including assignments and
                                             participation interests.

 Portfolio Diversification                   Sub-Proposal 3G: Adopt the modified
                                             fundamental policy below.

 The Portfolio will not purchase the         The Portfolio will not purchase securities
 securities of any issuer (except the U.S.   of any one issuer if, as a result, more
 Government, its agencies or                 than 5% of the Portfolio's total assets
 instrumentalities) if as a result more than would be invested in securities of that
 5% of the value of the Small Company        issuer or the Portfolio would own or hold
 Portfolio's total assets would be invested  more than 10% of the outstanding voting
 in the securities of such issuer or the     securities of that issuer, except that up
 Small Company Portfolio would own or hold   to 25% of the Portfolio's total assets may
 more than 10% of the outstanding voting     be invested without regard to these
 securities of such issuer, except that up   limitations, and except that these
 to 25% of the value of such assets (which   limitations do not apply to securities
 25% shall not include securities issued by  issued or guaranteed by the U.S.
 another investment company) may be invested government, its agencies or
 without regard to these limits.             instrumentalities or to securities issued
                                             by other open-end investment companies.

SAFECO RESOURCE SERIES TRUST
P.O. BOX 9135
HINGHAM, MA 02043-9135

YOUR VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION CARDS RECEIVED IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Please fold and detach card at perforation before mailing.

INSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF YOUR
PORTFOLIO

Special Meeting of Shareholders - March 7, 2000

The undersigned, revoking previous proxies, hereby instructs the above-referenced Insurance Company (the Company) to vote all shares of the above-referenced Portfolio, which are held in the account of the undersigned in the Separate Account, at the Special Meeting of Shareholders of the SAFECO Resource Series Trust to be held at the offices of SAFECO Corporation, SAFECO Plaza, 4333 Brooklyn Avenue NE, Seattle, Washington, on Tuesday, March 7, 2000 at 8:00 a.m., Pacific time, and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION WILL BE VOTED "FOR" EACH OF THE NOMINEES AND "FOR" ALL PROPOSALS, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN ON THE REVERSE. The undersigned acknowledges receipt of the Trust's Notice of Special Meeting and Proxy Statement dated January 27, 2000.

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated ______________, 2000

Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


[                            ]
Signature(s) of Shareholder(s)                          SAFECO

NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.

Please vote by filling in the appropriate boxes below in blue or black ink.

Please fold and detach at perforation. Return bottom portion only.

1. To elect the nominees listed below as Trustees. (01) Boh A. Dickey, (02) Barbara J. Dingfield, (03) David F. Hill, (04) Richard W. Hubbard, (05) Richard E. Lundgren, (06) Larry Pinnt and (07) John W. Schneider

       FOR             WITHHOLD                FOR ALL EXCEPT
       [ ]             [ ]                     [ ]

To withhold authority to vote for any individual nominee, check the "For All Except" box and print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP to act as the Trust's independent auditors.

       FOR             AGAINST                 ABSTAIN
       [ ]             [ ]                     [ ]


3. To make changes to the following fundamental investment restrictions for designated portfolios of the Trust.

     FOR ALL PORTFOLIOS                   FOR ALL PORTFOLIOS EXCEPT
                                          SMALL COMPANY STOCK

     A.   Concentration                   H.   Margin transactions
     B.   Borrowing                       I.   Securities of issuers owned by
                                               officers/trustees
     C.   Underwriting                    J.   Newly established issuers
     D.   Real Estate                     K.   Short Sales
     E.   Commodities                     L.   10% limit on classes
     F.   Lending                         M.   Purchases/sales from affiliates
     G.   Diversification


       FOR ALL         AGAINST ALL             ABSTAIN ALL
       (except as
       marked to
       the contrary
       at left)
       [ ]             [ ]                     [ ]

To vote against a particular proposed change, check the "For all (except as marked...)" box and write the sub-proposal letter(s) on the line below.

--------------------------------------------------------------------------------

4.   To transact such other business as may properly come before the meeting.


                                                                          SAFECO

Please fold and detach card at perforation before mailing.

PORTFOLIO NAME PRINTS HERE

PROXY SOLICITED ON BEHALF OF THE BOARD OF YOUR PORTFOLIO

SAFECO RESOURCE SERIES TRUST

Special Meeting of Shareholders - March 7, 2000

The undersigned shareholder of the above-referenced Portfolio, a series of SAFECO Resource Series Trust, hereby votes all the shares of the Portfolio which the undersigned is entitled to vote as of January 14, 2000, the record date, at the Special Meeting of Shareholders of the SAFECO Resource Series Trust to be held at the offices of SAFECO Corporation, SAFECO Plaza, 4333 Brooklyn Avenue NE, Seattle, Washington, on Tuesday, March 7, 2000 at 8:00 a.m., Pacific time, and at any adjournments thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES AND "FOR" ALL PROPOSALS, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated ______________, 2000

Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


[                            ]
Signature(s) of Shareholder(s)                          SAFECO

Please vote by filling in the appropriate boxes below in blue or black ink.

Please fold and detach at perforation. Return bottom portion only.

1. To elect the nominees listed below as Trustees. (01) Boh A. Dickey, (02) Barbara J. Dingfield, (03) David F. Hill, (04) Richard W. Hubbard, (05) Richard E. Lundgren, (06) Larry Pinnt and (07) John W. Schneider

       FOR             WITHHOLD                FOR ALL EXCEPT
       [ ]             [ ]                     [ ]

To withhold authority to vote for any individual nominee, check the "For All Except" box and print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP to act as the Trust's independent auditors.

       FOR             AGAINST                 ABSTAIN
       [ ]             [ ]                     [ ]


3. To make changes to the following fundamental investment restrictions for designated portfolios of the Trust.

     FOR ALL PORTFOLIOS                   FOR ALL PORTFOLIOS EXCEPT
                                          SMALL COMPANY STOCK

     A.   Concentration                   H.   Margin transactions
     B.   Borrowing                       I.   Securities of issuers owned by
                                               officers/trustees
     C.   Underwriting                    J.   Newly established issuers
     D.   Real Estate                     K.   Short Sales
     E.   Commodities                     L.   10% limit on classes
     F.   Lending                         M.   Purchases/sales from affiliates
     G.   Diversification


       FOR ALL         AGAINST ALL             ABSTAIN ALL
       (except as
       marked to
       the contrary
       at left)
       [ ]             [ ]                     [ ]

To vote against a particular proposed change, check the "FOR ALL (except as marked...)" box and write the sub-proposal letter(s) on the line below.

--------------------------------------------------------------------------------

4.   To transact such other business as may properly come before the meeting.


                                                                          SAFECO

 AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D PROXY INSTRUCTIONS

                        EQUITY PORTFOLIO ("Portfolio")

The Portfolio is a subaccount of the SAFECO Resource Series Trust ("Trust").

The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account") to vote shares of the Portfolio attributable to the variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of the SAFECO Resource Series Trust located at SAFECO Plaza 4333 Brooklyn Ave. NE, Seattle WA 98105 on March 7, 2000 at 8:00 a.m. Pacific time, and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the notice and proxy statement for the Meeting to be held on March 7, 2000.

With respect to those shares for which instructions have not been received by the Separate Account on or before March 7, 2000, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.  To elect the nominees listed below as Trustees.
    (01) Boh A. Dickey, (02) Barbara J. Dingfield, (03) David F. Hill, (04) Richard W. Hubbard, (05) Richard E. Lundgren, (06) Larry Pinnt and (07) John
    W. Schneider

                         FOR     WITHHOLD     FOR ALL
                                              EXCEPT
                         [_]       [_]          [_]

To withhold authority to vote for any individual nominee, check the "FOR All EXCEPT" box and print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP to act as the Trust's independent auditors.

                         FOR     AGAINST     ABSTAIN
                         [_]       [_]         [_]

3. To make changes to the following fundamental investment restrictions for designated portfolios of the Trust.

                         FOR       AGAINST       ABSTAIN
                     ALL (except     ALL           ALL
                     as marked to
                     the contrary
                       at left
                         [_]         [_]           [_]

FOR ALL PORTFOLIOS        FOR ALL PORTFOLIOS EXCEPT SMALL COMPANY STOCK
 A.  Concentration         H.  Margin transactions
 B.  Borrowing             I.  Securities of issuers owned by officers/trustees
 C.  Underwriting          J.  Newly established issuers
 D.  Real estate           K.  Short sales
 E.  Commodities           L.  10% limit on classes
 F.  Lending               M. Purchases/sales from affiliates
 G.  Diversification

To vote against a particular proposed change, check the "FOR ALL (except as marked ... )" box and write the sub-proposal letter(s) on the line below.

--------------------------------------------------------------------------------

4.   To transact such other business as may properly come before the meeting.

                               |_     |_     |_

By signing and dating below you instruct the Separate Account to vote shares of the Portfolio attributable to your variable annuity contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting. If no direction is made, this proxy will be voted FOR the election of the nominees, FOR ratification of the independent auditors and FOR approval of Proposal 3.

NOTE: Please sign exactly as your name appears on the proxy


-------------------------     -------------------------------
Signature (Owner)    Date     Signature (Joint Owner)    Date

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.

AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R PROXY INSTRUCTIONS

                        EQUITY PORTFOLIO ("Portfolio")

The Portfolio is a subaccount of the SAFECO Resource Series Trust ("Trust").

The undersigned hereby instructs American General Life Insurance Company Separate Account VL-R ("Separate Account") to vote shares of the Portfolio attributable to the variable life insurance contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of the SAFECO Resource Series Trust located at SAFECO Plaza 4333 Brooklyn Ave. NE, Seattle WA 98105 on March 7, 2000 at 8:00 a.m. Pacific time, and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the notice and proxy statement for the Meeting to be held on March 7, 2000.

With respect to those shares for which instructions have not been received by the Separate Account on or before March 7, 2000, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.  To elect the nominees listed below as Trustees.
    (01) Boh A. Dickey, (02) Barbara J. Dingfield, (03) David F. Hill, (04) Richard W. Hubbard, (05) Richard E. Lundgren, (06) Larry Pinnt and (07) John
    W. Schneider

                         FOR     WITHHOLD     FOR ALL
                                              EXCEPT
                         [_]       [_]          [_]

To withhold authority to vote for any individual nominee, check the "FOR All EXCEPT" box and print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP to act as the Trust's independent auditors.

                         FOR     AGAINST     ABSTAIN
                         [_]       [_]         [_]

3. To make changes to the following fundamental investment restrictions for designated portfolios of the Trust.

                        FOR       AGAINST       ABSTAIN
                    ALL (except     ALL           ALL
                    as marked to
                    the contrary
                      at left)
                        [_]         [_]           [_]

FOR ALL PORTFOLIOS         FOR ALL PORTFOLIOS EXCEPT SMALL COMPANY STOCK
 A.  Concentration          H.  Margin transactions
 B.  Borrowing              I.  Securities of issuers owned by officers/trustees
 C.  Underwriting           J.  Newly established issuers
 D.  Real estate            K.  Short sales
 E.  Commodities            L.  10% limit on classes
 F.  Lending                M. Purchases/sales from affiliates
 G.  Diversification

To vote against a particular proposed change, check the "FOR ALL (except as marked ... )" box and write the sub-proposal letter(s) on the line below.

--------------------------------------------------------------------------------

4.   To transact such other business as may properly come before the meeting.

                               |_     |_     |_

By signing and dating below you instruct the Separate Account to vote shares of the Portfolio attributable to your variable life contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting. If no direction is made, this proxy will be voted FOR the election of the nominees, FOR ratification of the independent auditors and FOR approval of Proposal 3.

NOTE: Please sign exactly as your name appears on the proxy


-------------------------     -------------------------------
Signature (Owner)    Date     Signature (Joint Owner)    Date

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.

 AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D PROXY INSTRUCTIONS

                         GROWTH PORTFOLIO ("Portfolio")

The Portfolio is a subaccount of the SAFECO Resource Series Trust ("Trust").

The undersigned hereby instructs American General Life Insurance Company Separate Account D ("Separate Account") to vote shares of the Portfolio attributable to the variable annuity contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of the SAFECO Resource Series Trust located at SAFECO Plaza 4333 Brooklyn Ave. NE, Seattle WA 98105 on March 7, 2000 at 8:00 a.m. Pacific time, and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the notice and proxy statement for the Meeting to be held on March 7, 2000.

With respect to those shares for which instructions have not been received by the Separate Account on or before March 7, 2000, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.  To elect the nominees listed below as Trustees.
    (01) Boh A. Dickey, (02) Barbara J. Dingfield, (03) David F. Hill, (04) Richard W. Hubbard, (05) Richard E. Lundgren, (06) Larry Pinnt and (07) John
    W. Schneider

                          FOR     WITHHOLD     FOR ALL
                                               EXCEPT
                          [_]       [_]          [_]

To withhold authority to vote for any individual nominee, check the "FOR All EXCEPT" box and print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP to act as the Trust's independent auditors.

                         FOR     AGAINST     ABSTAIN
                         [_]       [_]         [_]

3. To make changes to the following fundamental investment restrictions for designated portfolios of the Trust.

                        FOR       AGAINST       ABSTAIN
                    ALL (except
                    as marked to
                    the contrary
                      at left
                        [_]         [_]            [_]

FOR ALL PORTFOLIOS         FOR ALL PORTFOLIOS EXCEPT SMALL COMPANY STOCK
 A.  Concentration          H.  Margin transactions
 B.  Borrowing              I.  Securities of issuers owned by officers/trustees
 C.  Underwriting           J.  Newly established issuers
 D.  Real estate            K.  Short sales
 E.  Commodities            L.  10% limit on classes
 F.  Lending                M. Purchases/sales from affiliates
 G.  Diversification

To vote against a particular proposed change, check the "FOR ALL (except as marked ... )" box and write the sub-proposal letter(s) on the line below.

--------------------------------------------------------------------------------

4.   To transact such other business as may properly come before the meeting.

                               |_     |_     |_

By signing and dating below you instruct the Separate Account to vote shares of the Portfolio attributable to your variable annuity contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting. If no direction is made, this proxy will be voted FOR the election of the nominees, FOR ratification of the independent auditors and FOR approval of Proposal 3.

NOTE: Please sign exactly as your name appears on the proxy


-------------------------     -------------------------------
Signature (Owner)    Date     Signature (Joint Owner)    Date

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.

AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R PROXY INSTRUCTIONS

                         GROWTH PORTFOLIO ("Portfolio")

The Portfolio is a subaccount of the SAFECO Resource Series Trust ("Trust").

The undersigned hereby instructs American General Life Insurance Company Separate Account VL-R ("Separate Account") to vote shares of the Portfolio attributable to the variable life insurance contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of the SAFECO Resource Series Trust located at SAFECO Plaza 4333 Brooklyn Ave. NE, Seattle WA 98105 on March 7, 2000 at 8:00 a.m. Pacific time, and to any and all adjournments thereof. The undersigned hereby acknowledges receipt of the notice and proxy statement for the Meeting to be held on March 7, 2000.

With respect to those shares for which instructions have not been received by the Separate Account on or before March 7, 2000, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.  To elect the nominees listed below as Trustees.
    (01) Boh A. Dickey, (02) Barbara J. Dingfield, (03) David F. Hill, (04) Richard W. Hubbard, (05) Richard E. Lundgren, (06) Larry Pinnt and (07) John
    W. Schneider

                         FOR     WITHHOLD     FOR ALL
                                              EXCEPT
                         [_]       [_]          [_]

To withhold authority to vote for any individual nominee, check the "FOR All EXCEPT" box and print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP to act as the Trust's independent auditors.

                          FOR     AGAINST     ABSTAIN
                          [_]       [_]         [_]

3. To make changes to the following fundamental investment restrictions for designated portfolios of the Trust.

                        FOR       AGAINST       ABSTAIN
                    ALL (except
                    as marked to
                    the contrary
                      at left
                        [_]         [_]           [_]

FOR ALL PORTFOLIOS         FOR ALL PORTFOLIOS EXCEPT SMALL COMPANY STOCK
 A.  Concentration          H.  Margin transactions
 B.  Borrowing              I.  Securities of issuers owned by officers/trustees
 C.  Underwriting           J.  Newly established issuers
 D.  Real estate            K.  Short sales
 E.  Commodities            L.  10% limit on classes
 F.  Lending                M.  Purchases/sales from affiliates
 G.  Diversification

To vote against a particular proposed change, check the "FOR ALL (except as marked ... )" box and write the sub-proposal letter(s) on the line below.

--------------------------------------------------------------------------------

4.   To transact such other business as may properly come before the meeting.

                               |_     |_     |_

By signing and dating below you instruct the Separate Account to vote shares of the Portfolio attributable to your variable life contract at the Meeting and all adjournments thereof. The Separate Account shall vote as indicated above and in its own discretion, upon such other business as may properly come before the Meeting. If no direction is made, this proxy will be voted FOR the election of the nominees, FOR ratification of the independent auditors and FOR approval of Proposal 3.

NOTE: Please sign exactly as your name appears on the proxy


-------------------------     -------------------------------
Signature (Owner)    Date     Signature (Joint Owner)    Date

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.

January 27, 2000



RE:  Portfolio; a subaccount of the SAFECO Resource Series Trust ("Trust")

Dear Contractowner:

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Special Meeting of Shareholders, and Proxy Instructions.

The Board of Trustees of the Trust is soliciting proxies to be voted at a Special Meeting of Shareholders of the Trust.

You are the owner of a variable annuity contract issued by American General Life Insurance Company. You have the right to vote your proportional interest in shares of the Portfolio. The shares are owned by American General Life's Separate Account D, which is one of the "Shareholders" referred to in the enclosed Proxy Statement.

American General Life Insurance Company, on behalf of each of its Separate Accounts, will vote at the Shareholders' Meeting described in the Proxy Statement. You have an opportunity to provide instructions as to how your interests are to be voted. You are encouraged to examine the Proxy Statement and cast your vote by returning the Proxy card.

If you have any questions please contact us at 1-800-360-4268
Variable Annuity Administration
American General Life Insurance Company

January 27, 2000



RE:  Portfolio; a subaccount of the SAFECO Resource Series Trust ("Trust")

Dear Contractowner:

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Special Meeting of Shareholders, and Proxy Instructions.

The Board of Trustees of the Trust is soliciting proxies to be voted at a Special Meeting of Shareholders of the Trust.

You are the owner of a variable life insurance contract issued by American General Life Insurance Company. You have the right to vote your proportional interest in shares of the Portfolio. The shares are owned by American General Life's Separate Account VL-R, which is one of the "Shareholders" referred to in the enclosed Proxy Statement.

American General Life Insurance Company, on behalf of each of its Separate Accounts, will vote at the Shareholders' Meeting described in the Proxy Statement. You have an opportunity to provide instructions as to how your interests are to be voted. You are encouraged to examine the Proxy Statement and cast your vote by returning the Proxy card.

If you have any questions please contact us at 1-888-325-9315
Variable Universal Life Administration
American General Life Insurance Company